Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT

                                   DISTRICT OF



IN:  GRAND UNION                                          CASE NO. 00-39613(NW)
     -----------                                          ---------------------
       Debtor


                 MONTHLY OPERATING REPORT (JANUARY 7-FEBRUARY 3)
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------- ------------------ ------------------- ------------------
REQUIRED DOCUMENTS                                                  FORM NO.            DOCUMENT          EXPLANATION
                                                                                        ATTACHED           ATTACHED
--------------------------------------------------------------- ------------------ ------------------- ------------------
Schedule of Cash Receipts and Disbursements                     MOR-1
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Bank Reconciliation (or copies of debtor's bank              MOR-1 (CONT)
   reconciliations)
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of bank statements
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Cash disbursements journals
--------------------------------------------------------------- ------------------ ------------------- ------------------
Statement of Operations                                         MOR-2
--------------------------------------------------------------- ------------------ ------------------- ------------------
Balance Sheet                                                   MOR-3
--------------------------------------------------------------- ------------------ ------------------- ------------------
Status of Postpetition Taxes                                    MOR-4
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of tax returns filed during reporting period
--------------------------------------------------------------- ------------------ ------------------- ------------------
Summary of Unpaid Postpetition Debts                            MOR-4
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Listing of aged accounts payable
--------------------------------------------------------------- ------------------ ------------------- ------------------
Accounts Receivable Reconciliation and Aging                    MOR-5
--------------------------------------------------------------- ------------------ ------------------- ------------------
Debtor Questionnaire                                            MOR-5
--------------------------------------------------------------- ------------------ ------------------- ------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-------------------------------------------------------          ----------------------------------------------------
Signature of Debtor                                              Date



-------------------------------------------------------          ----------------------------------------------------
Signature of Joint Debtor                                        Date



-------------------------------------------------------          ----------------------------------------------------
Signature of Authorized Individual*                              Date


Jeffrey P. Freimark                                              February 15, 2001
-------------------------------------------------------          ----------------------------------------------------
Printed Name of Authorized Individual                            Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: GRAND UNION                                     Case No.  00-39613 (NW)
       -----------                                               -------------
       Debtor                               Reporting Period: FEBRUARY 3, 2001
                                                              ----------------

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


                  Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

 -----------------------------------------------------------------------------------------------------------------------------
                                                                                                          CUMULATIVE FILING TO
                                                   BANK ACCOUNTS                    CURRENT MONTH                 DATE
                                         OPER.    PAYROLL    TAX      OTHER      ACTUAL     PROJECTED      ACTUAL    PROJECTED
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
 CASH SALES
 -----------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------------
 LOANS AND ADVANCES
 -----------------------------------------------------------------------------------------------------------------------------
 SALE OF ASSETS
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (FROM DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL
 -----------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 SALES, USE & OTHER TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 INVENTORY PURCHASES
 -----------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/LEASES
 -----------------------------------------------------------------------------------------------------------------------------
 INSURANCE
 -----------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE
 -----------------------------------------------------------------------------------------------------------------------------
 SELLING
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 OWNER DRAW*
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (TO DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL FEES
 -----------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE QUARTERLY FEES
 -----------------------------------------------------------------------------------------------------------------------------
 COURT COSTS
 -----------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
 NET CASH FLOW
 (RECEIPTS LESS DISBURSEMENTS)
 -----------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------
 CASH - END OF MONTH
 -----------------------------------------------------------------------------------------------------------------------------
*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE



THE FOLLOWING SECTION MUST BE COMPLETED

----------------------------------------------------------------------------------------------------------------- ------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------------- ------------
TOTAL DISBURSEMENTS                                                                                               $
----------------------------------------------------------------------------------------------------------------- ------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                 $
----------------------------------------------------------------------------------------------------------------- ------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                                    $
----------------------------------------------------------------------------------------------------------------- ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                   $
----------------------------------------------------------------------------------------------------------------- ------------
                                                                                                                   FORM MOR-1
                                                                                                                     (9-99)

THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                                  --------------------------------
                                                                      4 Weeks         124 Days
                                                                       Ended           Ended
                                                                    February 3,     February 3,
                                                                       2001            2001
                                                                  --------------------------------
OPERATING ACTIVITIES:
  Net (loss)                                                          $     2,533    $   (42,408)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used for) operating
    activities before reorganization items paid:
     Unusual items                                                          1,299           6,599
    Cumulative effect of accounting change                                      -               -
     Extraordinary items                                                        -               -
     Depreciation and amortization                                          3,224          17,623
     Pension and other non-cash items                                         361           1,673
     Deferred taxes                                                             -               -
     Non-cash interest                                                        156             691
     Gain on sale of property                                               (821)           (821)

  Net changes in assets and liabilities:
    Receivables                                                             (973)             486
    Inventories                                                               420          12,125
    Other current assets                                                 (16,017)        (30,702)
    Other assets                                                            4,123           4,397
    Accounts payable and accrued liabilities                             (20,057)        (47,116)
    Other noncurrent liabilities                                            (450)         (1,316)
                                                                  --------------------------------
  Net cash provided by (used for) operating
    activities before reorganization items paid                          (26,202)        (77,979)
    Reorganization items paid                                                   -               -
                                                                  --------------------------------

  Net cash provided by (used for) operating activities                   (26,202)        (77,979)
                                                                  --------------------------------

 INVESTMENT ACTIVITIES:
   Capital expenditures                                                      (50)         (4,114)
   Proceeds from sale of property                                               -               -
   Disposals of property                                                    6,873           7,071
                                                                  --------------------------------
  Net cash provided by (used for) investment activities                     6,823           2,957
                                                                  --------------------------------

 FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                                      -           7,801
   Proceeds from DIP facility                                              16,646          77,074
   Repayment of Term Loan                                                       -            (66)
   Repayment of Revolving Credit Facility                                       -               -
   Repayment of DIP Facility                                             (31,646)        (76,646)
   Auction Bid Escrow                                                      34,980         100,545
   Obligations under capital leases discharged                              (320)         (1,539)
                                                                  --------------------------------
  Net cash provided by (used for) financing activities                     19,660         107,169
                                                                  --------------------------------


 NET INCREASE (DECREASE) IN CASH                                              282          32,148
 CASH AT BEGINNING OF PERIOD                                               48,417          16,551
                                                                  --------------------------------
CASH AT END OF PERIOD                                                 $    48,699     $    48,699
                                                                  ================================


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           FEBRUARY 3, 2001                 OCTOBER 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         48,699                           31,222
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 28,617                           29,140
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                              104,676                          116,876
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          45,239                            5,810
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     $               227,231    $                     183,048
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                               $               301,897         $                345,187
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                            49,020                           60,215
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       $                49,020         $                 60,215
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $               578,148         $                588,450
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       (139,802)                        (162,593)
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            (1,000)                        (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                                     (137,645)                        (160,737)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       (136,954)                        (210,800)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                           $              (415,401)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         (168,844)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           $              (431,904)        $                   -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $              (847,305)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              (300)                            (300)
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid in Capital                                                             (384,800)                        (384,800)
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                         593,840                          593,840
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                         60,417
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach
schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                         $               269,157         $                208,740
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                     $              (578,148)        $               (588,450)
-----------------------------------------------------------------------------------------------------------------------------------
         FORM MOR-3
* "Insider is defined in 11 U.S.C. Section 101(31).   (9/99)



                                       8

The Grand Union Company                                Case No. 00-39613 (NW)
-----------------------                                         -------------
Debtor                                     Reporting Period February 03, 2001
                                                            -----------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           FEBRUARY 3, 2001                 OCTOBER 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other Assets
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial leases, net                                                                    40,918                           48,026
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                               8,102                           12,189
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT     BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Adverse leases, net                                                                     (58,446)                         (61,079)
-----------------------------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                                            (78,508)                        (149,721)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               (INCOME STATEMENT)

                  The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

-------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             28 days ended      124 days ended
                                                                                   February 3, 2001    February 3, 2001
-------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                              128,313            623,307
-------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                                 128,313            623,307
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                         105,096            116,875
-------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                               92,860            444,695
-------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                                                            1,585              7,298
-------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                      104,676            104,676
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                           94,865            464,193
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                                 33,448            159,114
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                                   1,501              6,642
-------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                            -                  -
-------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                         -                  -
-------------------------------------------------------------------------------------------------------------------------
Contributions                                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                                    2,778             12,279
-------------------------------------------------------------------------------------------------------------------------
Insider Compensation                                                                              -                  -
-------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                     1,594              7,161
-------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                           -                 44
-------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                                  197                872
-------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                       2,168              8,301
-------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                        3,696             16,753
-------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                                    16,140             76,856
-------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                        886              4,232
-------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                                 1,597              6,650
-------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                               836              3,854
-------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                          -                  -
-------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                     3,368             14,616
-------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                    (17,220)            (1,872)
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                                 17,540            156,390
-------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                           9,372             39,918
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                              6,536           (37,194)
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                              4,347             19,534
-------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                             (1,644)            (2,911)
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                                 3,832           (53,818)
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                 -                  -
-------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                               1,299              6,600
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                             2,533           (60,417)
-------------------------------------------------------------------------------------------------------------------------


The Grand Union Company                                Case No. 00-39613 (NW)
-----------------------                                         -------------
Debtor                                     Reporting Period February 03, 2001
                                                            -----------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

-------------------------------------------------------------------------------
 OTHER OPERATING EXPENSES                 28 days ended      124 days ended
                                        February 3, 2001    February 3, 2001
-------------------------------------------------------------------------------
 CHARGE CARD EXPENSE                                534               2,328
 OTHER OPERATING EXPENSES
 LIGHT REPAIRS & LAMP REPLACE                     (117)                 141
 STORE DISBURSEMENTS                                 87                 367
 PENALTIES & FINES                                   16                  73
 BAD CHECKS                                         149                 483
 PREMISE SECURITY                                   201                 635
 LAUNDRY                                             52                 217
 CASH (OVER) SHORT                                   48                 251
 REFRIGERATION & WATER DAMAGE                         4                  11
 EQUIPMENT RENTAL                                    35                 118
 CASUALTY LOSS                                        1                  83
 SIGNS                                                -                   1
 EXTERMINATING                                        9                  30
 SHOPPING CARTS                                      10                  35
 MISCELLANEOUS INCOME                             (224)               (977)
 BANK SERVICE CHG/ARMORED CAR                       133                 729
 CUSTOMER SERVICE CHARGES                             -                 (2)
 OTHER                                               79                 574
                                                     --                 ---
 TOTAL OTHER OPERATING EXPENSE                      483               2,769
                                                    ---               -----
 CAPITAL PROJECT EXPENSE                              -                   -
 CORPORATE ADMIN EXPENSE                          2,600              11,746
 GRAND PROPERTIES                              (20,942)            (20,521)
 GRAND VIDEO                                          -                   -
 CORPORATE COMMISSARY                                 -                   -
 PRE-OPEN EXPENSE                                     -                   -
 CLOSED STORE EXPENSE                               106               1,805
 TECHNOLOGY INITIATIVES                               -                   -
 MANAGEMENT FEE                                       -                   -
 SUNDRY                                               -                   -
                                                      -                   -

TOTAL OTHER OPERATING EXPENSES                 (17,220)             (1,872)
                                               ========             =======

The Grand Union Company                                Case No. 00-39613 (NW)
-----------------------                                         -------------
Debtor                                     Reporting Period February 03, 2001
                                                            -----------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

-------------------------------------------------------------------------------
OTHER COSTS OF GOODS SOLD                  28 days ended      124 days ended
                                         February 3, 2001    February 3, 2001
-------------------------------------------------------------------------------
 TRUCKING                                            525               3,274
 WAREHOUSING                                       3,647              14,693
 S & G SERVICES                                      269               1,241
                                                     ---               -----
 TOTAL DISTRIBUTION                                4,441              19,208
                                                   -----              ------
 ADVERTISING & PROMO ALLOWANCE                   (3,707)            (18,924)
 SPECIALTY FOODS                                    (71)               (283)
 CASH DISCOUNTS                                     (76)               (783)
 STOCK GAIN OR (LOSS) - GROCERY                      106               2,000
 - LIQUOR                                              -                 (4)
 - GEN MDSE                                          313               1,607
 - PHARMACY                                            -                (84)
 - SHRINK PROJ                                        26                 113
                                                      --                 ---
 TOTAL STOCK GAIN OR (LOSS)                          445               3,631
                                                     ---               -----
 SPECIAL PROMOTIONS                                  271               4,902
                                                     ---               -----
 TRADING-MERCHANDISE                               (143)             (1,022)
 -MEAT                                               142             (1,002)
 -PRODUCE                                          (161)               (972)
 -SERVICE                                           (18)                (82)
 LABEL EXP/ALLOW                                       -                   -
 VENDOR COUPONS                                       44               (120)
 STATISTICAL GROSS ADJUSTMENT                         38                 187
 WHSE INV GAIN(LOSS)-GROCERY                          50                 221
 PHARMACY THIRD PARTY REC ADJ                         28                 108
 FREQUENT SHOPPER EXPENSE                            207               1,565
 CLIPLESS COUPON EXPENSE                              94                 589
 ADVERTISING PROGRAMS                                  -                   -
                                                       -                   -
 OTHER ADJ. TO GROSS MARGIN                          282               (529)
                                                     ---               -----
 LIFO PROVISION                                        -                  75
                                                       -                  --

TOTAL OTHER COSTS OF GOODS SOLD                    1,585               7,298
                                                   =====               =====

The Grand Union Company                                Case No. 00-39613 (NW)
-----------------------                                         -------------
Debtor                                     Reporting Period February 03, 2001
                                                            -----------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                  28 days ended      124 days ended
                                         February 3, 2001    February 3, 2001
-------------------------------------------------------------------------------
 LEASED/OWNED NORMALIZATION ITEMS                (2,094)
                                                                     (6,698)
 BANK SERVICE CHARGES                                 12                  74
 GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS               -
                                                                         123
 SALES TAX COLLECTION COMMISSIONS                    (2)
                                                                         (7)
 SALES USE TAX                                         7                  33
 EXECUTIVE INCENTIVE PLAN                            347               1,537
 ADMINISTRATIVE PENSION                               19                  84
 BOARD OF DIRECTORS FEES                             159                 550
 BOARD OF DIRECTORS EXPENSES                          34                 144
 OTHER                                             (126)               1,249
                                                   -----               -----

TOTAL OTHER INCOME AND EXPENSES                  (1,644)             (2,911)
                                                 =======             =======

The Grand Union Company                                   Case No.  00-39613
-----------------------                                             --------
Debtor                                   Reporting Period: February 03, 2001
                                                           -----------------


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
                                          Beginning     Amount        Amount      Date Paid    Check No.     Ending
                                             Tax      Withheld or      Paid                     Or EFT         Tax
                                          Liability     Accrued                                             Liability
======================================== ============ ============ ============= ============ ============ ============
FEDERAL
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                             5,203,474   (5,203,474)          VAR          EFT            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employee                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employer                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 121,521      136,264      (49,218)                                208,567
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Income                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:  NJ Litter                                  0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total Federal Taxes                      121,521    5,339,738   (5,252,692)                                208,567
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
STATE AND LOCAL
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                  377,433      524,120     (607,650)          VAR          VAR     293,9030
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Sales                                      2,001,501    1,026,445   (1,215,213)          VAR          VAR   1,812,7330
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Excise                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 344,637      168,138     (157,010)          VAR          VAR      355,765
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Real Property                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Personal Property                             69,445            0      (49,493)          VAR          VAR       19,952
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:   NJ LITTER                            31,721        8,146             0                                 39,867
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total State and Local                  2,824,737    1,726,849   (2,029,366)                              2,522,220
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
TOTAL TAXES                                2,946,258    7,066,587   (7,282,058)                              2,730,787
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------



                      SUMMARY OF UNPAID POSTPETITION DEBTS


Attach aged listing of accounts payable.

---------------------------------------- ------------------------------------------------------------------------------
                                         NUMBER OF DAYS PAST DUE
======================================== ==============================================================================
                                           Current       0-30         31-60         61-90       Over 90       Total
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Accounts Payable                                       11,200,000     2,450,000    1,450,000            0   15,100,000
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Wages Payable                                           3,219,000             0            0            0    3,219,000
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Taxes Payable                                           2,731,000             0            0            0    2,731,000
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Building                                            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Equipment                                           0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Secured Debt/Adequate Protection                                0             0            0            0            0
Payments
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Professional Fees                                         360,000             0            0            0      360,000
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Amounts Due to Insiders*                                        0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                                          0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                                          0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Total Postpetition Debts                               17,510,000     2,450,000    1,450,000            0   21,410,000
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.


-----------------------------------------------------------------------------------------------------------------------

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

*"Insider" is defined in 11 U.S.C. Section 101 (31)                  FORM MOR-4
                                                                         (9/99)

The Grand Union Company                                 Case No. 00-39613 (NW)
-----------------------                                         --------------
Debtor                                      Reporting Period: February 3, 2001
                                                              ----------------




                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Reconciliation                                                    Amount
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the beginning of the reporting period                     26,762,713
------------------------------------------------------------------------ ---------------------------------
+ Amounts billed during the period                                                      3,719,910
------------------------------------------------------------------------ ---------------------------------
- Amounts collected during the period                                                  (1,865,163)
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the end of the reporting period                           28,617,460
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Aging                                                             Amount
------------------------------------------------------------------------ ---------------------------------
0-30 days old                                                                          23,226,664
------------------------------------------------------------------------ ---------------------------------
31-60 days old                                                                            (29,062)
------------------------------------------------------------------------ ---------------------------------
61-90 days old                                                                          2,745,900
------------------------------------------------------------------------ ---------------------------------
91+ days old                                                                            6,584,970
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable                                                              32,528,472
------------------------------------------------------------------------ ---------------------------------
Amount considered uncollectible (Bad Debt)                                             (3,911,012)
------------------------------------------------------------------------ ---------------------------------
Accounts Receivable (Net)                                                              28,617,460
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------



                              DEBTOR QUESTIONNAIRE


------------------------------------------------------------------------ --------------------- ---------------------
Must be completed each month                                                     Yes                    No
------------------------------------------------------------------------ --------------------- ---------------------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation
below.                                                                                                  X
------------------------------------------------------------------------ --------------------- ---------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an
explanation below.                                                                                      X
------------------------------------------------------------------------ --------------------- ---------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.
                                                                                  X
------------------------------------------------------------------------ --------------------- ---------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation below.
                                                                                  X
------------------------------------------------------------------------ --------------------- ---------------------

------------------------------------------------------------------------ --------------------- ---------------------



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